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                                                                    EXHIBIT 23.5





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the inclusion in this registration statement of our report dated November 5, 1999 incorporated by reference in Destron Fearing Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.




                                             /s/ ARTHUR ANDERSEN LLP
                                             -------------------------------
                                                 ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  June 26, 2000